Exhibit 99.1

AGREEMENT OF JOINT FILING

This joint filing agreement (this “Agreement”) is made and entered into as of this 15th day of March 2012, by and among Avaya Inc., Avaya Holdings Corp., Silver Lake Partners II, L.P., Silver Lake Partners III, L.P., Silver Lake Technology Investors II, L.P., Silver Lake Technology Investors III, L.P., Silver Lake Technology Associates II, L.L.C., Silver Lake Technology Associates III, L.P., SLTA III (GP), L.L.C., Silver Lake Group, L.L.C., Sierra Co-Invest, LLC, Sierra Co-Invest II, LLC and Sierra Manager Co-Invest, LLC, TPG Group Holdings (SBS) Advisors, Inc., David Bonderman and James G. Coulter.

The parties to this Agreement hereby agree to prepare jointly and file timely (and otherwise to deliver as appropriate) all filings on any Schedule 13D and any and all amendments thereto and any other document relating thereto (collectively, the “Filings”) required to be filed by them pursuant to the Securities Exchange Act of 1934, as amended. Each party to this Agreement further agrees and covenants to the other parties that it will fully cooperate with such other parties in the preparation and timely filing (and other delivery) of all such Filings. This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

AVAYA HOLDINGS CORP.

By:	/s/ Frank J. Mahr
Name:	Frank J. Mahr
Title:	Corporate Secretary

AVAYA INC.

By:	/s/ Frank J. Mahr
Name:	Frank J. Mahr
Title:	Corporate Secretary

TPG GROUP HOLDINGS (SBS) ADVISORS, INC.

By:	/s/ Ronald Cami
Name:	Ronald Cami
Title:	Vice President

David Bonderman

By:	/s/ Ronald Cami
Ronald Cami, on behalf of David Bonderman[1]

James G. Coulter

By:	/s/ Ronald Cami
Ronald Cami, on behalf of James G. Coulter[2]

SILVER LAKE PARTNERS II, L.P.

By: Silver Lake Technology Associates II, L.L.C.
its General Partner

By: Silver Lake Group, L.L.C.
its Managing Member

By:	/s/ Karen King
Name:	Karen M. King
Title:	Managing Director

[1]

Ronald Cami is signing on behalf of Mr. Bonderman pursuant to an authorization and designation letter dated July 1, 2010, which was previously filed with the Securities and Exchange Commission (the “Commission”) as an exhibit to a Form 13D filed by Mr. Bonderman on July 26, 2010 (SEC File No. 005-43571).

[2]

Ronald Cami is signing on behalf of Mr. Bonderman pursuant to an authorization and designation letter dated July 1, 2010, which was previously filed with the Commission as an exhibit to a Form 13D filed by Mr. Bonderman on July 26, 2010 (SEC File No. 005-43571).

SILVER LAKE PARTNERS III, L.P.

By:	Silver Lake Technology Associates III, L.P.,
its General Partner

By:	SLTA III (GP), L.L.C.
its General Partner

By:	Silver Lake Group, L.L.C.,
its Managing Member

By:	/s/ Karen King
Name: Karen M. King
Title: Managing Director

SILVER LAKE TECHNOLOGY INVESTORS II, L.P.

By: Silver Lake Technology Associates II, L.L.C.
its General Partner

By:	Silver Lake Group, L.L.C.,
its Managing Member

By:	/s/ Karen King
Name: Karen M. King
Title: Managing Director

SILVER LAKE TECHNOLOGY INVESTORS III, L.P.

By: Silver Lake Technology Associates III, L.P.,
its General Partner

By: SLTA III (GP), L.L.C.,
its General Partner

By: Silver Lake Group, L.L.C.,
its Managing Member

By:	/s/ Karen King
Name: Karen M. King
Title: Managing Director

SILVER LAKE TECHNOLOGY ASSOCIATES II, L.L.C.

By:	Silver Lake Group, L.L.C.,
its Managing Member

By:	/s/ Karen King
Name: Karen M. King
Title: Managing Director

SILVER LAKE TECHNOLOGY ASSOCIATES III, L.P.

By: SLTA III (GP), L.L.C.,
its General Partner

By: Silver Lake Group, L.L.C.,
its Managing Member

By:	/s/ Karen King
Name:	Karen M. King
Title:	Managing Director

SLTA III (GP), L.L.C.

By: Silver Lake Group, L.L.C.,
its Managing Member

By:	/s/ Karen King
Name:	Karen M. King
Title:	Managing Director

SILVER LAKE GROUP, L.L.C.

By:	/s/ Karen King
Name:	Karen M. King
Title:	Managing Director

SIERRA MANAGER CO-INVEST, LLC

By:	/s/ David C. Reintjes
Name:	David C. Reintjes
Title:	Vice President

SIERRA CO-INVEST, LLC

By:	/s/ David C. Reintjes
Name:	David C. Reintjes
Title:	Vice President

SIERRA CO-INVEST II, LLC

By:	/s/ David C. Reintjes
Name:	David C. Reintjes
Title:	Vice President

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